[SHIP]
                             THE VANGUARD GROUP LOGO
                         VANGUARD(R) LIFESTRATEGY(R) FUNDS
                          SUPPLEMENT TO THE PROSPECTUS


NEW TARGET INDEX FOR ONE OF VANGUARD  LIFESTRATEGY  FUNDS' UNDERLYING FUNDS

Each of the LifeStrategy Funds invests a portion of its assets in Vanguard(R) Total Stock Market Index Fund. The board of trustees of that fund has approved the adoption of a new target index, the Morgan Stanley Capital International(R) (MSCI(R)) US Broad Market Index. The board believes that the new index uses a construction methodology that is superior to the methodology used by the current index.

     Vanguard Total Stock Market Index Fund is expected to implement the index change sometime between March 31 and December 31, 2005. Investors will not be told precisely when the transition will begin and end, in order to protect the LifeStrategy Funds from harmful "front running" by sophisticated traders. Vanguard will notify shareholders of the LifeStrategy Funds after the change is complete. THE NEW INDEX, LIKE THE CURRENT ONE, MEASURES THE PERFORMANCE OF THE OVERALL STOCK MARKET, SO THE INVESTMENT OBJECTIVES AND RISKS DESCRIBED IN THE LIFESTRATEGY FUNDS' CURRENT PROSPECTUSES WILL NOT CHANGE. That said, Vanguard Total Stock Market Index Fund's new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of its current index over any period of time.

     Transition to the new index will require adjustments to Vanguard Total Stock Market Index Fund's portfolio holdings, which may marginally increase the fund's realization of capital gains and will temporarily increase the fund's transaction costs and turnover rate. Because the fund constitutes only a portion of each LifeStrategy Fund, the effects should be proportionately lessened.

     Additional information about the new index is available on Vanguard.com(R).


















Vanguard, The Vanguard Group, Vanguard.com, LifeStrategy, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.


(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS88  022005